UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013 (November 21, 2013)

VISION GLOBAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	31104	20-8203420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd, Suite 700, Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

408-517-3311 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to Vote of Security Holders.

On November 21, 2013, Vision Global Solutions, Inc. (the “Company”) held a special meeting of shareholders. At the special meeting, shareholders approved the following resolutions by the required affirmative vote of the holders, as of the record date, of a majority of the outstanding shares of common stock entitled to vote and represented, in person or by proxy, at the special meeting.

Set forth below are the final voting results for each of the proposals:

Proposal 1 – The Merger Agreement and the Merger

The proposal to approve and adopt the Agreement and Plan of Reorganization dated as of September 18, 2013, by and among the Company, FRI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“MergerCo”), and FracRock International, Inc., a privately held Delaware corporation (“FRI”), pursuant to which MergerCo will be merged with and into FRI, with FRI being the surviving entity and becoming a wholly owned subsidiary of the Company, was approved by the following vote:

Votes For	Votes Against	Abstentions
46,259,266	0	0

Proposal 2 – The Reverse Stock Split

The proposal to approve and adopt the Amended and Restated Articles of Incorporation effectuating the reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 per share, at a reverse stock split ratio of one-for-480 was approved by the following vote:

Votes For	Votes Against	Abstentions
42,214,266	4,045,000	0

Proposal 3 – The Name Change

The proposal to approve and adopt the Amended and Restated Articles of Incorporation effectuating the name change of the Company to “Eco-Stim Energy Solutions, Inc.” was approved by the following vote:

Votes For	Votes Against	Abstentions
42,234,266	0	4,025,000

Proposal 4 – The Preferred Stock Increase

The proposal to approve and adopt the Amended and Restated Articles of Incorporation to increase the Company’s authorized preferred stock from 5,000,000 shares to 50,000,000 shares was approved by the following vote:

Votes For	Votes Against	Abstentions
42,217,466	1,800	4,040,000

A copy of the Amended and Restated Articles of Incorporation of the Company is filed as Exhibit 3.1 to this Current Report.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION GLOBAL SOLUTIONS, INC.

	By:	/s/ Todd Waltz
Todd Waltz
Date: November 26, 2013		President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation

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